SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event report): March 29, 2001


                             GREENPOINT CREDIT, LLC
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               (exact name of registrant as specified in charter)



                                    DELAWARE
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                 (state or other jurisdiction of incorporation)



                                    333-46102

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                            (commission file number)



                                   13-4002891
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                     (I.R.S. Employer Identification Number)



                             10089 Willow Creek Road
                           San Diego, California 92131
                                 (858) 530-9394

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                  (address and telephone number of registrant's
                          principal executive offices)



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Item 1.       CHANGES IN CONTROL OF REGISTRANT.

              Not applicable.

Item 2.       ACQUISITION OR DISPOSITION OF ASSETS.

              Not applicable.

Item 3.       BANKRUPTCY OR RECEIVERSHIP.

              Not applicable.

Item 4.       CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

              Not applicable.

Item 5.       OTHER EVENTS
              FILING OF POOLING AND SERVICING AGREEMENT*

              On March 29, 2001, the Registrants sold approximately $271,662,430 of GreenPoint Credit Manufactured Housing Contract Trust Pass-Through Certificates, Series 2001-1 (the "Certificates"), evidencing beneficial ownership interests in a trust consisting of a pool of manufactured housing installment sales contracts and installment loan agreements and certain related property conveyed to the trust by GreenPoint Credit, LLC ("GreenPoint") pursuant to a Pooling and Servicing Agreement (2001-1), dated March 1, 2001, by and among GreenPoint, as Contract Seller and as Servicer, Bank One, National Association, as Trustee and First Union National Bank, as co-trustee (the "Pooling and Servicing Agreement"). The Pooling and Servicing Agreement is attached hereto as
Exhibit 4.1.

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* Capitalized terms used herein without definition shall have the meanings assigned to them in the Prospectus Supplement, dated March 26, 2001, and related Prospectus, dated December 6, 2000, of the Registrant relating to the Certificates.


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Item 6.       RESIGNATIONS OF REGISTRANT'S DIRECTORS.

              Not applicable.

Item 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

              (a)      Not applicable.

              (b)      Not applicable.

              (c)      Exhibit Numbers:

              The following are filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.

     4.1 Pooling and Servicing Agreement (2001-1), dated as of March 1, 2001, by and among GreenPoint Credit, LLC, as Contract Seller and as Servicer, Bank One, National Association, as Trustee and First Union National Bank, as co-trustee.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        GREENPOINT CREDIT, LLC

                                        By:   /s/ Charles O. Ryan
                                             ------------------------------
                                             Name: Charles O. Ryan
                                             Title: Vice President

                                        Dated: March 29, 2001
                                               San Diego, California



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                                  EXHIBIT INDEX

Exhibit Numbers
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     4.1      Pooling and  Servicing  Agreement  (2001-1),  dated as of March 1,
              2001, by and among GreenPoint Credit, LLC, as Contract Seller and as Servicer, Bank One, National Association, as Trustee and First Union National Bank, as co-trustee.



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